Mairs and Power

Balanced Fund, Inc.

1st Quarter Report

March 31, 2006

To Our Shareholders:	May 22, 2006

FIRST QUARTER RESULTS

Benefiting from a relatively strong stock market, the Balanced Fund over-came a weak bond market and turned in a solid first quarter investment performance. The Fund produced a total return of 5.7% compared to somewhat lower comparable returns of 4.3% for the Dow Jones Industrial Average, 4.2% for the Standard & Poor’s 500 Stock Index and a negative –1.0% return for the Lehman Bros. Gov’t/Credit Bond Index. The Fund also performed well against a benchmark composite index (made up of 60% S & P 500 Stock Index and 40% Lehman Bros. Gov’t/Credit Bond Index) which came in with a 2.1% return as well as a 3.2% average return for a Lipper peer group universe of balanced funds.

The economy rebounded nicely during the first quarter with real Gross Domestic Product showing a 4.8% increase (preliminary basis) compared to a rather weak 1.7% gain in the fourth quarter of 2005. The primary impetus for the recovery came from consumer spending which showed a surprisingly robust 5.5% rate of increase. Business spending also remained quite strong with a 16.0% increase for equipment and software. This strength resulted in earnings growth for large corporations again coming in ahead of expectations at an estimated 13-14% rate.

Because of the recent re-acceleration of economic growth, the Federal Reserve has continued its policy of gradually tightening monetary policy with one-quarter percentage point increases in the federal funds rate. The latest Fed action took place on May 10th when the rate was raised to 5%. With longer term rates becoming more responsive to inflation concerns, the Treasury yield curve has now moved from a slight inversion to an almost straight line in recent weeks.

The first quarter stock market strength was thought to be mostly attributable to better than expected corporate earnings growth and the hope that Fed tightening was near an end. Those areas most sensitive to the economy such as basic industries (construction materials, metals and mining), capital goods (machinery), energy (energy equipment and services), technology (communications equipment, electrical equipment and electronic equipment and instruments) and transportation (rail and trucking) performed the best. Those sectors considered more defensive in nature, including consumer staples (beverages, household products and tobacco), health care, financials and utilities, performed less well. Among individual holdings in the Fund, H. B. Fuller (+60.1%), Corning (+36.9%), Schlumberger (+30.3%) and Graco (+24.5%) did the best while Briggs & Stratton (-8.6%), Murphy Oil (-7.7%), St. Paul Travelers

(-6.4%) and Hershey Foods (-5.5%) performed the worst.

FUTURE OUTLOOK

While the economy continues to perform extremely well at the current time, the momentum seems likely to slow in the months to come. Unless personal income continues to grow at recent above average rates, consumer spending should begin showing the effects of higher energy costs and rising interest rates. Business spending may hold up longer due to the under-investment that has occurred during recent years and the need to remain competitive in the global market place. Corporate earnings growth is also expected to slow to a rate more in line with the long-term historical rate of approximately 7%.

Recent strength in the economy and an up-tick in the core rate of inflation almost seem to guarantee another quarter point increase in the federal funds rate at the next Fed meeting in late June. However, further increases will depend on the resiliency of economic growth in the months to come together with the possibility of an escalating rate of inflation. A gradual steepening of the Treasury interest rate curve would likely take place if inflationary pressures continue to build.

The recent correction in the stock market seems likely to usher in a period of greater volatility if interest rates move higher and corporate earnings progress becomes less certain. Nevertheless, with continuing earnings growth expected and valuation levels (15.5x estimated 2006 S & P 500 earnings) still reasonable, market levels do not appear to carry an inordinate degree of risk at this time. Consequently, we continue to believe that stocks remain attractive, especially relative to fixed income investment alternatives which most certainly will continue to struggle in a rising interest rate environment.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

Fund Performance	as of March 31, 2006

Ten years of investment performance (through March 31, 2006)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended March 31, 2006

	1 year	5 years	10 years	20 years

Mairs and Power Balanced Fund	11.23%	7.78%	10.84%	10.86%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The CPI represents changes in the prices paid by urban consumers for a representative basket of goods and services. The composite index reflects an unmanaged portfolio of 60% of the S&P 500 index and 40% of the Lehman Brothers Government/Credit index. You cannot invest directly in an index.

Fund Information	as of March 31, 2006

Portfolio Managers

William B. Frels, lead manager, since 1992

University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager, since 2006

University of Wisconsin-Madison,

MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$61.42
Total Net Assets (TNA)	$126,300,574
2005 Expense Ratio	0.84%
2005 Portfolio Turnover Rate	13.49%
Fund Inception Year	1961
Number of Stocks	46
Number of Fixed Income Securities	117
Median Market Capitalization Stock Portfolio (billions)	$28.1
Sales Charge	None (2)
Income Distribution	Quarterly
Capital Gain Distribution	Annually

Top Ten Stock Holdings

(Percent of TNA) (1)

Emerson Electric Co.	3.2%
3M Co.	3.1%
H. B. Fuller Co.	3.0%
The Valspar Corp.	2.8%
Graco Inc.	2.7%
Wells Fargo & Co.	2.7%
Pentair Inc.	2.1%
Schlumberger Ltd.	2.0%
Merrill Lynch & Co., Inc.	1.9%
Burlington Resources Inc.	1.8%

Portfolio Diversification

(Percent of TNA)

Fixed Income Securities 33.7%
Federal Agency Obligations	20.4%
Corporate Bonds	12.9%
Convertible Corporate Bonds	0.2%
Non-Convertible Preferred Stock	0.2%

Stocks 63.9%
Financial	12.7%
Technology	7.7%
Energy	7.4%
Health Care	7.4%
Basic Industries	7.4%
Capital Goods	7.0%
Consumer Staple	5.9%
Diversified	4.5%
Consumer Cyclical	2.4%
Utilities	1.5%

Short-Term Investments 2.3%	2.3%

(1)          All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

(2)          Although the Fund is no-load, investment management fees and other expenses still apply.

Schedule of Investments (unaudited)	as of March 31, 2006

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES 33.7%
	FEDERAL AGENCY OBLIGATIONS 20.4%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$488,035
250,000	Federal Home Loan Bank	5.00%	12/20/11	244,072
500,000	Federal Home Loan Bank	5.00%	03/28/11	490,110
250,000	Federal Home Loan Bank	5.44%	12/23/14	244,360
500,000	Federal Home Loan Bank	5.25%	02/17/15	484,878
500,000	Federal Home Loan Bank	5.55%	05/04/15	490,072
500,000	Federal Home Loan Bank	5.60%	08/24/15	490,424
500,000	Federal Home Loan Bank	6.00%	11/16/15	495,885
500,000	Federal Home Loan Bank	6.00%	11/17/15	493,112
500,000	Federal Home Loan Bank	6.10%	03/08/16	495,373
500,000	Federal Home Loan Bank	5.55%	02/15/18	482,960
300,000	Federal Home Loan Bank	5.70%	02/20/18	291,686
500,000	Federal Home Loan Bank	5.70%	03/23/18	485,922
250,000	Federal Home Loan Bank	5.65%	08/13/18	241,906
500,000	Federal Home Loan Bank	6.00%	07/26/19	488,912
250,000	Federal Home Loan Bank	6.25%	12/29/20	245,524
500,000	Federal Home Loan Bank	5.75%	03/23/22	477,725
500,000	Federal Home Loan Bank	6.00%	08/25/22	484,388
500,000	Federal Home Loan Bank	6.00%	09/01/22	484,303
500,000	Federal Home Loan Mortgage Corporation	6.00%	04/10/14	499,750
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/13/20	487,220
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/26/20	483,251
250,000	Federal Home Loan Mortgage Corporation	5.75%	11/15/21	242,150
250,000	Federal Home Loan Mortgage Corporation	6.00%	12/30/22	243,526
500,000	Federal National Mortgage Association	5.55%	06/08/15	490,968
500,000	Federal National Mortgage Association	5.55%	06/29/15	490,842
500,000	Federal National Mortgage Association	6.00%	02/02/16	495,351
500,000	Federal National Mortgage Association	5.40%	02/23/17	482,369
500,000	Federal National Mortgage Association	5.60%	03/28/17	485,018
250,000	Federal National Mortgage Association	5.50%	04/08/19	239,314
250,000	Federal National Mortgage Association	5.52%	04/12/19	239,534
250,000	Federal National Mortgage Association	6.00%	05/03/19	245,074
250,000	Federal National Mortgage Association	6.00%	05/24/19	244,886
500,000	Federal National Mortgage Association	5.00%	07/26/19	483,713
250,000	Federal National Mortgage Association	5.63%	08/05/19	240,593
500,000	Federal National Mortgage Association	5.50%	02/10/20	482,720
500,000	Federal National Mortgage Association	5.50%	02/27/20	483,941
500,000	Federal National Mortgage Association	5.50%	02/28/20	476,636
500,000	Federal National Mortgage Association	5.65%	03/09/20	480,160
500,000	Federal National Mortgage Association	5.75%	03/09/20	482,571
500,000	Federal National Mortgage Association	5.75%	03/16/20	482,100
1,000,000	Federal National Mortgage Association	6.00%	04/06/20	983,704
500,000	Federal National Mortgage Association	6.00%	04/28/20	487,872

Par Value	Security Description			Market Value

	FIXED INCOME SECURITIES (continued)
	FEDERAL AGENCY OBLIGATIONS (continued)
$500,000	Federal National Mortgage Association	6.00%	05/19/20	$487,760
500,000	Federal National Mortgage Association	5.81%	06/30/20	483,209
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	962,633
500,000	Federal National Mortgage Association	6.00%	08/10/20	486,766
500,000	Federal National Mortgage Association	6.00%	08/18/20	486,717
500,000	Federal National Mortgage Association	6.00%	08/25/20	482,653
500,000	Federal National Mortgage Association	6.00%	10/13/20	483,906
500,000	Federal National Mortgage Association	6.25%	02/23/21	490,925
400,000	Federal National Mortgage Association	6.00%	08/16/22	387,086
500,000	Federal National Mortgage Association	6.00%	03/21/25	482,510
500,000	Federal National Mortgage Association	6.00%	04/04/25	482,042
500,000	Federal National Mortgage Association	6.00%	06/02/25	482,422
500,000	Federal National Mortgage Association	6.00%	07/11/25	482,375
500,000	Federal National Mortgage Association	6.00%	10/06/25	478,935
				25,712,849

	CORPORATE BONDS 12.9%
	FINANCIAL 5.2%
250,000	Stilwell Financial Inc.	7.00%	11/01/06	251,437
250,000	Ford Motor Credit Co.	6.50%	01/25/07	249,043
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	255,983
248,000	Ford Motor Credit Corp.	7.375%	10/28/09	233,153
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	243,753
250,000	General Motors Acceptance Corp.	7.25%	03/02/11	236,911
250,000	Ford Motor Credit Corp.	5.30%	04/20/11	192,921
250,000	Household Finance Corp.	6.375%	10/15/11	259,403
200,000	Ford Motor Credit Corp.	7.00%	11/26/11	165,306
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	232,778
250,000	Goldman Sachs & Company (a)	8.00%	03/01/13	280,428
250,000	Allstate Corp.	7.50%	06/15/13	277,952
500,000	Harleysville Group	5.75%	07/15/13	476,897
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	450,102
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	291,549
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	196,059
250,000	Lincoln National Corp.	7.00%	03/15/18	268,906
500,000	Provident Cos.	7.00%	07/15/18	506,834
250,000	Berkeley (WR) Corp.	6.15%	08/15/19	244,420
250,000	Household Finance Corp.	5.25%	06/15/23	222,559
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	295,056
250,000	Provident Cos.	7.25%	03/15/28	251,298
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	507,142
				6,589,890

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL 6.3%
$250,000	Lucent Technologies	7.25%	07/15/06	$250,625
250,000	Halliburton Co.	6.00%	08/01/06	250,396
250,000	Steelcase Inc.	6.375%	11/15/06	249,520
250,000	Goodyear Tire & Rubber Co.	6.625%	12/01/06	250,000
250,000	Sherwin-Williams Co.	6.85%	02/01/07	252,631
250,000	Goodyear Tire & Rubber Co.	8.50%	03/15/07	253,750
250,000	Continental Airlines (d)	6.32%	11/01/08	249,863
350,000	Corning Inc.	6.30%	03/01/09	356,727
500,000	SUPERVALU, Inc.	7.875%	08/01/09	523,566
127,418	Delta Air Lines Inc. (d)(e)	7.379%	05/18/10	128,351
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	268,149
250,000	Hertz Corp.	7.40%	03/01/11	242,500
450,000	Northwest Airlines (d)(e)	6.841%	04/01/11	450,000
250,000	General Foods Corp.	7.00%	06/15/11	247,646
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	244,375
200,000	Ford Motor Company	9.50%	09/15/11	177,500
250,000	Delta Air Lines Inc. (d)(e)	7.111%	09/18/11	249,758
250,000	American Airlines Inc. (a)(d)	7.858%	10/01/11	266,058
250,000	Bombardier Inc. (a)	6.75%	05/01/12	238,750
250,000	General Motors Corp.	7.125%	07/15/13	186,250
250,000	Willamette Industries	7.125%	07/22/13	266,179
214,170	General American Transportation (d)	7.50%	02/28/15	207,327
250,000	Maytag Corp.	5.00%	05/15/15	230,625
250,000	Servicemaster Co.	7.10%	03/01/18	263,340
250,000	DaimlerChrysler NA Holding Corp.	5.65%	06/15/18	223,894
350,000	PPG Industries	7.40%	08/15/19	390,153
500,000	Wyeth	6.45%	02/01/24	517,147
500,000	Toro Co.	7.80%	06/15/27	549,652
				7,984,732
	UTILITIES 1.4%
250,000	Monongahela Power Co., Inc.	5.00%	10/01/06	249,287
250,000	Xcel Energy Inc.	7.00%	12/01/10	263,455
250,000	TECO Energy, Inc.	7.00%	05/01/12	258,438
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	263,763
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	238,477
250,000	South Jersey Gas Co.	7.125%	10/22/18	276,885
250,000	United Utilities	5.375%	02/01/19	231,874
				1,782,179

	TOTAL CORPORATE BONDS			16,356,801

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)
	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
$251,300	Noram Energy	6.00%	03/15/12	$247,531

Number of Shares
	NON-CONVERTIBLE PREFERRED STOCK 0.2%
	FINANCIAL 0.2%
10,000	St. Paul Capital Trust I	7.60%	254,900

	TOTAL FIXED INCOME SECURITIES (cost $42,896,983)		$42,572,081

	COMMON STOCKS 63.9%

	BASIC INDUSTRIES 7.4%
65,000	Bemis Co., Inc.		2,052,700
73,000	H. B. Fuller Co.		3,747,820
125,000	The Valspar Corp.		3,483,750
			9,284,270
	CAPITAL GOODS 7.0%
76,000	Graco Inc.		3,452,680
20,000	Ingersoll-Rand Co. Ltd.		835,800
47,000	MTS Systems Corp.		1,966,010
64,000	Pentair, Inc.		2,608,000
			8,862,490
	CONSUMER CYCLICAL 2.4%
62,000	Briggs & Stratton Corp.		2,192,940
15,000	Genuine Parts Co.		657,450
30,000	Sturm, Ruger & Co., Inc.		239,400
			3,089,790
	CONSUMER STAPLE 5.9%
37,000	General Mills, Inc.		1,875,160
12,000	The Hershey Co.		626,760
61,000	Hormel Foods Corp.		2,061,800
23,000	Kimberly Clark Corp.		1,329,400
30,000	Newell Rubbermaid Inc.		755,700
25,000	SUPERVALU Inc.		770,500
			7,419,320
	DIVERSIFIED 4.5%
50,000	General Electric Co.		1,739,000
52,000	3M Co.		3,935,880
			5,674,880

Number of Shares	Security Description	Market Value

	COMMON STOCKS (continued)
	ENERGY 7.4%
25,000	BP p.l.c. ADR (c)	$1,723,500
25,000	Burlington Resources Inc.	2,297,750
26,000	Exxon Mobil Corp.	1,582,360
24,000	Murphy Oil Corp.	1,195,680
20,000	Schlumberger, Ltd.	2,531,400
		9,330,690
	FINANCIAL 12.7%
15,000	American Express Co.	788,250
28,000	Associated Banc-Corp.	951,440
20,000	Bank of America Corp.	910,800
20,000	Jefferson-Pilot Corp.	1,118,800
45,000	JP Morgan Chase & Co., Inc.	1,873,800
31,000	Merrill Lynch & Co., Inc.	2,441,560
38,000	The St. Paul Travelers Companies, Inc.	1,588,020
50,000	TCF Financial Corp.	1,287,500
55,000	U.S. Bancorp	1,677,500
53,000	Wells Fargo & Co.	3,385,110
		16,022,780
	HEALTH CARE 7.4%
50,000	Baxter International Inc.	1,940,500
50,000	Bristol-Myers Squibb Co.	1,230,500
23,000	Johnson & Johnson	1,362,060
27,000	Merck & Co., Inc.	951,210
86,000	Pfizer Inc.	2,143,120
35,000	Wyeth	1,698,200
		9,325,590
	TECHNOLOGY 7.7%
70,000	Corning Inc. (b)	1,883,700
10,000	eFunds Corp. (b)	258,400
49,000	Emerson Electric Co.	4,097,870
54,000	Honeywell International Inc.	2,309,580
15,000	International Business Machines Corp.	1,237,050
		9,786,600
	UTILITIES 1.5%
35,000	Verizon Communications Inc.	1,192,100
40,000	Xcel Energy Inc.	726,000
		1,918,100

	TOTAL COMMON STOCKS (cost $46,111,358)	$80,714,510

PAR/Shares	Security Description	Market Value

	SHORT-TERM INVESTMENTS 2.3%
2,923,865	First American Prime Obligation Fund Class Z (cost $2,923,865)	$2,923,865

	TOTAL INVESTMENTS 99.9% (cost $91,932,206)	$126,210,456

	OTHER ASSETS AND LIABILITIES (NET) 0.1%	90,118

	TOTAL NET ASSETS 100%	$126,300,574

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund’s Board of Directors. As of March 31, 2006, these securities represented 1.5% of total net assets.

(b) Non-income-producing

(c) American Depository Receipt

(d) Asset-backed securities. As of March 31, 2006, these securities represented 1.2% of total net assets.

(e)  Security is in default as of March 31, 2006.

Notes to Schedule of Investments (unaudited)

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price, which compares the last trade to the bid/ask range of the security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, securities are valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors. Factors which may be considered by the Committee in determining the fair value of a security are the type of the security; restrictions on the resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; related corporate actions; conversion or exchange rights on the security; information from broker-dealers; and changes in overall market conditions. As of March 31, 2006,  no securities in the Fund were valued using this method.

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income taxes

At March 31, 2006, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $34,278,250 of which $35,929,088 represented appreciated investment securities and $1,650,838 represented depreciated investment securities.

Mairs and Power Balanced Fund, Inc.

A No-Load Fund

For Shareholder Account Information and Inquiries

Call 1-800-304-7404

Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, Wisconsin 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:

www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.

W1520 First National Bank Building

332 Minnesota Street

Saint Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance Officer & Secretary Peter G. Robb, Vice-President	Charlton Dietz, Director Charles M. Osborne, Audit Committee Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director